UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2003

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

        On August 25, 2003, Provident Financial Holdings, Inc. announced that Provident Savings Bank, F.S.B., its wholly-owned subsidiary, opened its newest retail banking center located at 19348 Van Buren Boulevard, Suite 119, Riverside, California.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)     Exhibits

                     99     Corporation's news release dated August 25, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2003                             Provident Financial Holdings, Inc.

                                                                /s/ Craig G. Blunden

                                                                Craig G. Blunden
                                                                Chairman, President and Chief Executive Officer
                                                                (Principal Executive Officer)

                                                                /s/ Donavon P. Ternes

                                                                Donavon P. Ternes
                                                                Chief Financial Officer
                                                                (Principal Financial and Accounting Officer)

1

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Exhibit 99

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IMMEDIATE RELEASE                                          Contacts:                       Donald Blanchard
                                                                                                                           Senior Vice President
                                                                                                                           (909) 686-6060

Provident Bank Announces
Opening of Retail Banking Center in Orangecrest

Riverside, CA - August 25, 2003 - Provident Savings Bank, FSB, a subsidiary of Provident Financial Holdings, Inc. (NASDAQ: PROV), announced today the opening of its newest Retail Banking Center located in the Orangecrest area of Riverside, California. The Grand Opening/Ribbon Cutting celebration will be held at 19348 Van Buren Boulevard, Suite 119 in Riverside on Thursday, August 28, 2003 at 4:00 p.m.

        The bank's "Swipe and Win" advertising campaign is scheduled to kick off on Tuesday, September 2, 2003, with a grand prize of one thousand dollars instantly. DVD players, Kohl's Corporation Gift Cards, along with other great prizes round out the contest give-aways. "We're very excited about this grand opening promotion," stated Donald Blanchard, Senior Vice President, Retail Banking. "I'm looking forward to handing over a one thousand dollar check," he adds. The "Swipe and Win" contest period will run through Friday, October 31, 2003, game cards can be picked up at the Orangecrest branch location. In addition to the contest, the bank is offering a premium rate "Orangecrest Money Market Account" designed to enhance the bank's appeal to the Orangecrest community.

        This latest addition to Provident Bank combines all the technology of a cutting edge online

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bank, coupled with the personal touch and convenience of a distinctly community focused brick-and-mortar bank. Unique features of the bank include a Cyber-Cafe, complete with high-speed Internet access allowing their customers to enjoy a cup of coffee while banking online. In the Customer Lounge, customers are kept informed with a television broadcasting financial news along with a selection of daily newspapers. "We're here to redefine what a bank branch should offer in order to meet our customer's financial needs," stated Blanchard.

        Provident Savings Bank, FSB is a community-oriented, federally chartered, full-service retail bank with assets of more than $1.26 billion. Headquartered in Riverside, California, Provident Savings Bank, FSB currently operates 12 retail/business banking offices in Riverside County and San Bernardino County along with nine Provident Bank Mortgage loan production offices located throughout Southern California. Provident can be found on the Internet at www.myprovident.com or we can be reached at our Corporate Call Center at 1-800-442-5201.

Forward-looking Statement

Certain matters in this Press Release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2002. Forward-looking statements are effective only as of the date that they are made and Provident Financial assumes no obligation to update this information.

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